EXHIBIT INDEX


(3)      Articles of Incorporation and by-laws.

	(i)(a)	Articles of Incorporation, as amended, of the Company,
filed previously with the Company's Annual Report on Form 10-K for year ended April 30, 1989, is incorporated herein by reference.

	(i)(b)	Amendment to Article FOURTH of the Articles of
Incorporation, as amended, of the Company, filed previously with the Company's Quarterly Report on Form 10-Q for quarter ended
October 31, 1992, is incorporated herein by reference.

	(ii)	Amended and Restated Code of Regulations of the Company,
filed previously with the Company's Annual Report on Form 10-K for year ended April 30, 1990 is incorporated herein by reference.


(4)	Instruments defining the rights of security holders, including indentures.

	(i)	Those documents listed in Item (3) above.

	(ii)	Stock Purchase Agreement dated as of February 28, 1989,
between Oce-van der Grinten, N.V. and the Company, filed previously with the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1989, is incorporated herein by reference.

	(iii)	Stock Purchase Agreement, dated as of April 21, 1987,
between Oce-van der Grinten, N.V. and the Company, filed previously with the Company's Annual Report on Form 10-K for the year ended April 30, 1987, is incorporated herein by reference.

	(iv)	Registration Rights Agreement, dated as of April 24, 1987,
by and among the Company, The Prudential Insurance Company of America, Oce-van der Grinten, N.V., Lazard Brothers & Company
Limited, Coutts & Company Corporate Trust, Kent P. Friel, David
McL. Hillman, Robert J.
	Kalthoff, Philip M. Meyers, Jr., Paul H. Ornstein, George
Rieveschl, Jr., Charles Westheimer and Robert Westheimer, filed previously with the Company's Annual Report on Form 10-K for the year ended April 30, 1987, is incorporated herein by reference.

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	(v)	Note Purchase Agreement, dated October 28, 1991, between Oce van-der Grinten and the Company, filed previously with the Company's Quarterly Report on Form 10-Q for the quarter ended
January 31, 1992, is incorporated herein by reference.

	(vi)	Amendment to Note Purchase Agreement, dated August 26, 1992, between Oce van-der Grinten N.V. and the Company, filed previously with the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 1992, is incorporated herein by reference.


(9)	Voting Trust Agreement.

	(i)	Voting Trust Agreement, dated April 27, 1992, between Oce
van-der Grinten, Kent P. Friel, Dennis J. Sullivan, Jr., John W.
Weil, Scott D. Watkins, The Fifth Third Bank and the Company filed previously with the Company's current report on Form 8-K, dated
April 27, 1992, and filed May 5, 1992, is incorporated by reference.


(10)	Material Contracts.

	(i)	Executive Compensation Plans and Arrangements.

	(a)  	1979 Stock Option Plan (As Amended and Restated in
1988), filed previously with the Company's Annual Report on Form 10-K for the year ended April 30, 1988, is incorporated herein by reference.

	(b)	1983 Stock Option Plan (As Amended and Restated in
1990 and further amended in 1991 and 1993) filed previously with the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1993, is incorporated herein by reference.

	(c)	1985 Incentive Stock Option Plan (As Amended and
Restated in 1988 and 1993) filed previously with the Company's Annual Report on Form 10-K for the year ended
April 30, 1993, is incorporated herein by reference.

	(d)	1991 Stock Option Plan (as Amended and Restated in
1993), filed previously with the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1993, is incorporated herein by reference.

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		(e)	1993 Stock Incentive Plan, filed previously with the
	     	Company's Annual Report on Form 10-K for the year ended April
		April 30, 1993, is incorporated herein by reference.

	(ii)	Lease, dated December 23, 1993, between the Company and
Phoenix Home Life Mutual Insurance, together with the First
Amendment thereto dated February 23, 1994, filed previously with the Company's Annual Report on Form 10-K for the year ended April
30, 1994, is incorporated herein by reference.

	(iii)	Loan Agreement, dated April 7, 1994, between Fifth Third
Bank and the Company, filed previously with the Company's Annual
Report on Form 10-K for the year ended April 30, 1994, is incorporated herein by reference.

(iv)	Retention Agreement between the Company and Scott D.
Watkins,
	President, filed previously with the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1994, is incorporated herein by reference.

(v)	Retention Agreement between the Company and Newton D. Baker,
	Executive Vice President, filed previously with the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1994, is incorporated herein by reference.

(vi)	Lease, dated June 13, 1997, between the Company and Duke
Realty Limited Partnership, filed previously with the Company's
Annual Report on Form 10-K for the year ended April 30, 1997.

(11)	Statement recomputation of per share earnings.  The calculation of net earnings (loss) per common share is attached hereto as Exhibit
11.

(23)	Consents of experts and counsel.  The consent of Deloitte &
Touche, independent certified public accountants, is attached hereto as Exhibit 23.




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(24)	Powers of Attorney.

	(i) 	A manually signed copy of a Power of Attorney for James H.
Hardie is attached hereto as Exhibit 24(i).

	(ii)	A manually signed copy of a Power of Attorney for Robert J.
Kalthoff is attached hereto as Exhibit 24(ii).

	(iii)	A manually signed copy of a Power of Attorney for John W.
Weil is attached hereto as Exhibit 24(iii).

(iv)	A manually signed copy of a Power of Attorney for Dennis P.
Sullivan is attached hereto as Exhibit 24(iv).

(v)	A manually signed copy of a Power of Attorney for James M.
Anderson is attached hereto as Exhibit 24(v).


(27)	The following financial statement schedules for ACCESS Corporation are filed herewith:

	(i)	Independent Auditors' Report on Schedules;

	(ii)	Schedule II-Valuation and qualifying accounts















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